Exhibit (c) (8)

PRELIMINARY DRAFT – HIGHLY CONFIDENTIAL

Goldman

Sachs

Discussion Materials for

Gettyimages®

Goldman, Sachs & Co.

10-Oct-2007

PRELIMINARY DRAFT – HIGHLY CONFIDENTIAL

Goldman

Sachs

I. Comparison of Potential Financial Plans

II. Valuation Multiples at Various Prices

III. Illustrative Discounted Cash Flow Analysis

IV. Illustrative Present Value of Future Stock Prices

V. Illustrative LBO Analysis

VI. Initial Process Considerations

Appendix A: Miscellaneous Additional Materials

Goldman Sachs does not provide accounting, tax, or legal advice. Notwithstanding anything in this document to the contrary, and except as required to enable compliance with applicable securities law, you (and each of your employees, representatives, and other agents) may disclose to any and all persons the US federal income and state tax treatment and tax structure of the transaction and all materials of any kind (including tax opinions and other tax analyses) that are provided to you relating to such tax treatment and tax structure, without Goldman Sachs imposing any limitation of any kind.

PRELIMINARY DRAFT – HIGHLY CONFIDENTIAL

Goldman

Sachs

I. Comparison of Potential Financial Plans

PRELIMINARY DRAFT – HIGHLY CONFIDENTIAL

Goldman Sachs

GYI Historical and Projected Financials

Revenue Growth and EBITDA Margin

Annual Revenue Growth %


26.0%
12.3%
5.3%
6.8%
7.5%
1997-2006 CAGR
2001-2006 CAGR
2007-2012 CAGR
6.1%
6.1%
6.1%
5.6%
5.3%
4.4%
6.7%
6.0%
6.2%
7.8%
7.1%
5.1%
8.1%
7.3%
5.3%
9.5%
8.0%
5.6%
2007E
2008E
2009E
2010E
2011E
2012E

EBITDA Margin %


26.5%
32.2%
35.3%
35.8%
35.7%
1997-2006 Average Margin
2001-2006 Average Margin
2007-2012 Average Margin
34.5%
34.5%
34.4%
35.3%
34.9%
34.7%
35.6%
35.2%
35.0%
35.7%
35.6%
35.5%
36.6%
36.5%
35.5%
37.5%
37.6%
35.4%
2007E
2008E
2009E
2010E
2011E
2012E
Historical
Street Case
Management Case
Management with Consumer Case

Source: Company filings and Capital IQ for historical, Wall Street research for Street Case (07-09) and illustrative thereafter, and Management projections

2

PRELIMINARY DRAFT – HIGHLY CONFIDENTIAL

Goldman

Sachs

GYI Historical and Projected Financials

Earnings Per Share

$4.50

$4.00

$3.50

$3.00

$2.50

$2.00

$1.50

$1.00

$0.50

$0.00

$(0.50)

$(1.00)

$(1.50)

$(2.00)

Street Case

Management Case

Management with Consumer Case

Street Case

Management Case

Management with Consumer Case

07-’12 CAGR

8.9%

15.3%

16.2%

‘02- ‘07 EPS CAGR

40.8%

-

-

‘05-’07 EPS CAGR

(1.4)%

-

-

CY 2001A

CY 2002A

CY 2003A

CY 2004A

CY 2005A

CY 2006A

CY 2007E

CY 2008E

CY 2009E

CY 2010E

CY 2011E

CY 2012E

EPS Comparison

Street Case - EPS

$(1.84)

$0.40

$1.16

$1.72

$2.28

$2.11

$2.21

$2.28

$2.48

$2.85

$3.11

$3.39

Street Case - EPS Growth

NM

NM

190.0%

48.2%

32.4%

(7.3)%

4.9%

2.9%

8.7%

15.2%

9.0%

9.0%

Mgmt Case - EPS

$(1.84)

$0.40

$1.16

$1.72

$2.28

$2.11

$2.13

$2.23

$2.61

$3.18

$3.67

$4.33

Mgmt Case - EPS Growth

NM

NM

190.0%

48.2%

32.4%

(7.3)%

0.8%

4.8%

17.0%

21.9%

15.5%

18.0%

Mgmt with Consumer Case - EPS

$(1.84)

$0.40

$1.16

$1.72

$2.28

$2.11

$2.12

$2.22

$2.61

$3.21

$3.74

$4.49

Mgmt with Consumer Case - EPS Growth

NM

NM

190.0%

48.2%

32.4%

(7.3)%

0.5%

4.6%

17.7%

23.1%

16.4%

20.2%

Source: Company filings and Capital IQ for historical, Wall Street research for Street Case (07-09) and illustrative thereafter, and Management projections

PRELIMINARY DRAFT – HIGHLY CONFIDENTIAL

Goldman

Sachs

II. Valuation Multiples at Various Prices

PRELIMINARY DRAFT – HIGHLY CONFIDENTIAL

Goldman

Sachs

Premia and Multiples at Various Share Prices

IBES Median Estimates

8-Oct-07

Getty

Trading Premium

20% 25% 30% 35% 40% 45%

Implied Purchase Price Per Share $ 28.76 $ 34.51 $ 35.95 $ 37.39 $ 38.83 $ 40.26 $ 41.70

Equity Consideration - Diluted $ 1,710 $ 2,058 $ 2,145 $ 2,233 $ 2,321 $ 2,410 $ 2,498

Levered Consideration - Diluted 1,806 2,155 2,242 2,330 2,418 2,506 2,594

Premia Over Various Trading Periods

Averages

Current (08-Oct-07) $ 28.76 0% 20% 25% 30% 35% 40% 45%

Last 10 Days 27.91 3% 24% 29% 34% 39% 44% 49%

1 Month 28.15 2% 23% 28% 33% 38% 43% 48%

3 Months 35.11(18)%(2)% 2% 6% 11% 15% 19%

6 Months 42.35(32)%(19)%(15)%(12)%(8)%(5)%(2)%

1 Year 44.53(35)%(22)%(19)%(16)%(13)%(10)%(6)%

Implied Multiples

Street Estimates

Revenue CY2007E $ 856 2.1 x 2.5 x 2.6 x 2.7 x 2.8 x 2.9 x 3.0 x

CY2008E 894 2.0 2.4 2.5 2.6 2.7 2.8 2.9

Cash EBITDA CY2007E $ 294 6.1 x 7.3 x 7.6 x 7.9 x 8.2 x 8.5 x 8.8 x

CY2008E 316 5.7 6.8 7.1 7.4 7.7 7.9 8.2

Cash EPS CY2007E $ 2.21 13.0 x 15.6 x 16.3 x 16.9 x 17.6 x 18.2 x 18.9 x

CY2008E 2.28 12.6 15.1 15.8 16.4 17.0 17.7 18.3

PEG Ratio CY2007E 1.0 x 1.2 x 1.3 x 1.4 x 1.4 x 1.5 x 1.5 x

CY2008E 1.0 1.2 1.3 1.3 1.4 1.4 1.5

1 Yr Avg 6 M Avg

8.0 x 7.6 x

17.5 x 17.1 x

Note: 1yr average and 6 month average EBITDA comparisons compare NTM EBITDA to CY2008E. 1 year average and 6 month average p/e compares NTM P/E to CY2008E. Source: IBES median estimates and FactSet

PRELIMINARY DRAFT – HIGHLY CONFIDENTIAL

Goldman

Sachs

III. Illustrative Discounted Cash Flow Analysis

PRELIMINARY DRAFT – HIGHLY CONFIDENTIAL

Goldman

Sachs

Illustrative 5-Year Discounted Cash Flow Analysis

Perpetuity Growth Method

($ per share)

Street Case

WACC

Terminal Growth Rate

$ 40.99 2.0% 2.5% 3.0% 3.5% 4.0%

10.0% $ 45.08 $ 47.34 $ 49.91 $ 52.89 $ 56.36

11.0% 39.99 41.70 43.62 45.80 48.30

11.5% 37.81 39.31 40.99 42.88 45.02

12.0% 35.90 37.23 38.71 40.37 42.23

13.0% 32.55 33.61 34.77 36.06 37.49

2012E LTM EBITDA at 11.5% WACC

6.3 x 6.7 x 7.1 x 7.6 x 8.1 x

2012E LTM P/E at 11.5% WACC

11.5 x 12.3 x 13.1 x 14.0 x 15.0 x

Management Case

WACC

Terminal Growth Rate

46.34 2.0% 2.5% 3.0% 3.5% 4.0%

10.0% $ 50.99 $ 53.57 $ 56.52 $ 59.93 $ 63.90

11.0% 45.18 47.14 49.34 51.84 54.69

11.5% 42.70 44.42 46.34 48.50 50.95

12.0% 40.52 42.05 43.74 45.63 47.76

13.0% 36.70 37.91 39.25 40.72 42.36

2012E LTM EBITDA at 11.5% WACC

6.3 x 6.7 x 7.2 x 7.6 x 8.2 x

2012E LTM P/E at 11.5% WACC

10.0 x 10.6 x 11.3 x 12.1 x 13.0 x

Management with Consumer Case

WACC

Terminal Growth Rate

$ 48.99 2.0% 2.5% 3.0% 3.5% 4.0%

10.0% $ 53.94 $ 56.69 $ 59.84 $ 63.47 $ 67.70

11.0% 47.76 49.84 52.19 54.85 57.89

11.5% 45.11 46.94 48.99 51.30 53.91

12.0% 42.80 44.42 46.23 48.24 50.51

13.0% 38.73 40.02 41.44 43.01 44.76

2012E LTM EBITDA at 11.5% WACC

6.5 x 6.9 x 7.3 x 7.8 x 8.4 x

2012E LTM P/E at 11.5% WACC

10.3 x 10.9 x 11.7 x 12.5 x 13.4 x

Source: Wall Street research dated 20-Sept-07 for 2007-2009, illustrative thereafter based on extrapolation for Street case, Management projections

Note: Assumes mid-year convention discounting. Discount rate of 11.5% based on risk free rate of 4.64% (10 year Treasury as of 8-Oct-2007), risk premium of 5.16% (Ibbotson) and beta of 1.65 (Barra predicted beta), cost of debt of 6.49% and current capitalization. 2012 LTM P/E calculated on Net Income for Street Case of $205.7mm, Management Case of $272.9mm, Management with Consumer Case of $283.0mm

PRELIMINARY DRAFT – HIGHLY CONFIDENTIAL

Goldman

Sachs

Illustrative 5-Year Discounted Cash Flow Analysis

Multiple of Terminal LTM EBITDA Method

($ per share)

Street Case

WACC

Terminal Multiple of 2012E EBITDA

40.54 5.0 x 6.0 x 7.0 x 8.0 x 9.0 x

10.0% $ 34.63 $ 38.82 $ 43.01 $ 47.20 $ 51.39

11.0% 33.32 37.34 41.35 45.36 49.38

11.5% 32.68 36.61 40.54 44.47 48.39

12.0% 32.08 35.92 39.77 43.62 47.46

13.0% 30.89 34.58 38.26 41.95 45.64

Management Case

WACC

Terminal Multiple of 2012E EBITDA

45.65 5.0 x 6.0 x 7.0 x 8.0 x 9.0 x

10.0% $ 38.91 $ 43.68 $ 48.44 $ 53.21 $ 57.97

11.0% 37.43 42.00 46.56 51.13 55.69

11.5% 36.71 41.18 45.65 50.11 54.58

12.0% 36.03 40.40 44.78 49.15 53.52

13.0% 34.69 38.88 43.08 47.27 51.46

Management with Consumer Case

WACC

Terminal Multiple of 2012E EBITDA

$ 47.38 5.0 x 6.0 x 7.0 x 8.0 x 9.0 x

10.0% $ 40.40 $ 45.34 $ 50.29 $ 55.23 $ 60.18

11.0% 38.86 43.59 48.33 53.07 57.81

11.5% 38.10 42.74 47.38 52.01 56.65

12.0% 37.39 41.93 46.47 51.01 55.55

13.0% 35.99 40.35 44.70 49.05 53.40

Source: Wall Street research dated 20-Sept-07 for 2007-2009, illustrative thereafter based on extrapolation for Street case, Management projections

Note: Assumes mid-year convention discounting. Discount rate of 11.5% based on risk free rate of 4.64% (10 year Treasury as of 8-Oct-2007), risk premium of 5.16% (Ibbotson) and beta of 1.65 (Barra predicted beta), cost of debt of 6.49% and current capitalization.

PRELIMINARY DRAFT – HIGHLY CONFIDENTIAL

Goldman

Sachs

IV. Illustrative Present Value of Future Stock Prices

PRELIMINARY DRAFT – HIGHLY CONFIDENTIAL

Goldman

Sachs

Illustrative Present Value of Future Stock Prices

Street Case

($ per share)

Undiscounted Future Share Price

$ 70.00

$ 60.00

$ 50.00

$ 40.00

$ 30.00

$ 20.00

$ 10.00

$ 0.00

Undiscounted Future Share Prices

$ 28.76

$ 44.55

$ 37.13

$ 29.70

$ 51.33

$ 42.78

$ 34.22

$ 55.93

$ 46.61

$ 37.28

$ 60.94

$ 50.79

$ 40.63

Today

Sep, 2008

Sep, 2009

Sep, 2010

Sep, 2011

Present Value of Future Share Price

CY2008E CY2009E CY2010E CY2011E CY2012E

EPS $ 2.28 $ 2.48 $ 2.85 $ 3.11 $ 3.39

12.0 x 27.33 26.25 26.73 25.73 24.78

15.0 x 34.16 32.81 33.41 32.17 30.98

18.0 x 40.99 39.37 40.09 38.60 37.18

Source: Wall Street research dated 20-Sept-07 for 2007-2009, illustrative thereafter based on extrapolation for Street case

Note: Assumes refinancing of extant $265mm convertible, $40mm in related taxes and $120mm line of credit with new $425mm bank loan at L+75bps. Assumes illustrative cost of equity discount rate of 13% based on risk free rate of 4.64% (10 year Treasury as of 8-Oct-2007), risk premium of 5.16% (Ibbotson) and beta of 1.65 (Barra predicted beta)

PRELIMINARY DRAFT – HIGHLY CONFIDENTIAL

Goldman

Sachs

Illustrative Present Value of Future Stock Prices

Management Case

($ per share)

Undiscounted Future Share Price

$ 90.00

$ 80.00

$ 70.00

$ 60.00

$ 50.00

$ 40.00

$ 30.00

$ 20.00

$ 10.00

$ 0.00

Undiscounted Future Share Prices

$ 28.76

$ 46.96

$ 39.13

$ 31.30

$ 57.25

$ 47.71

$ 38.17

$ 66.13

$ 55.11

$ 44.09

$ 78.00

$ 65.00

$ 52.00

Today

Sep, 2008

Sep, 2009

Sep, 2010

Sep, 2011

Present Value of Future Share Price

CY2008E CY2009E CY2010E CY2011E CY2012E

EPS $ 2.23 $ 2.61 $ 3.18 $ 3.67 $ 4.33

12.0 x 26.75 27.67 29.81 30.43 31.72

15.0 x 33.44 34.58 37.26 38.04 39.65

18.0 x 40.13 41.50 44.71 45.65 47.58

Source: Based on Management EPS estimates

Note: Assumes illustrative cost of equity discount rate of 13% based on risk free rate of 4.64% (10 year Treasury as of 8-Oct-2007), risk premium of 5.16% (Ibbotson) and beta of 1.65 (Barra predicted beta)

PRELIMINARY DRAFT – HIGHLY CONFIDENTIAL

Goldman

Sachs

Illustrative Present Value of Future Stock Prices

Management with Consumer Case

($ per share)

Undiscounted Future Share Price

$ 90.00

$ 80.00

$ 70.00

$ 60.00

$ 50.00

$ 40.00

$ 30.00

$ 20.00

$ 10.00

$ 0.00

Undiscounted Future Share Prices

$ 28.76

$ 47.00

$ 39.17

$ 31.33

$ 57.84

$ 48.20

$ 38.56

$ 67.32

$ 56.10

$ 44.88

$ 80.90

$ 67.42

$ 53.93

Today Sep, 2008 Sep, 2009 Sep, 2010 Sep, 2011

Present Value of Future Share Price

CY2008E CY2009E CY2010E CY2011E CY2012E

EPS $ 2.22 $ 2.61 $ 3.21 $ 3.74 $ 4.49

12.0 x 26.61 27.69 30.12 30.98 32.90

15.0 x 33.27 34.61 37.65 38.72 41.12

18.0 x 39.92 41.54 45.18 46.47 49.35

Source: Based on Management EPS estimates

Note: Assumes illustrative cost of equity discount rate of 13% based on risk free rate of 4.64% (10 year Treasury as of 8-Oct-2007), risk premium of 5.16% (Ibbotson) and beta of 1.65 (Barra predicted beta)

PRELIMINARY DRAFT – HIGHLY CONFIDENTIAL

Goldman

Sachs

V. Illustrative LBO Analysis

PRELIMINARY DRAFT – HIGHLY CONFIDENTIAL

Goldman Sachs

Pro Forma Capitalization – 4.0x 2007 EBITDA Leverage

Illustrative Multiples at $37.39 Per Share Purchase Price (30% Premium to Market)

($ in millions)

	Getty LBO Dec-07	Adjustments	Pro Forma Dec-07	% of Cap	x2007PF Adj. EBITDA	Expected Rating	Illustrative Pricing
Cash and Cash Equivalents	$289	($139)	$150				
Revolving Credit Facility	$120	($120)	$0	0.0%	0.0x		
New First Lien Term Loan	0	883	883	34.5%	3.0x	BBB-/BB+	L + 250
First Lien Senior Secured Debt	$120		$883	34.5%	3.0x		
Second Lien Debt	0	0	0	0.0%	3.0x		
Senior Secured Debt	$120		$883	34.5%	3.0x		
Senior Notes	0	294	294	11.5%	4.0x	B/B-	10.0%
Extant Convert	265	(265)	0	0.0%	4.0x		
Other Debt	0	0	0	0.0%	4.0x		
Total OpCo Debt	$385		$1,177	46.1%	4.0x		
Total Debt	385		1,177	46.1%	4.0x		
New / Rollover Equity	0	1,379	1,379	53.9%	8.7x		
Total Capitalization	$385		$2,556	100.0%	8.7x		

	Getty	PF EBITDA	PF. Adj. EBITDA
LTM Adj. EBITDA	$294.3	$294.3	$294.3
LTM Capex (ex - Acquisitions)	62.5	62.5	62.5
LTM PF Interest Expense	5.7	97.7	97.7
EBITDA / Interest Expense	51.2x	3.0x	3.0x
(EBITDA - Capex) / Interest Expense	40.3x	2.4x	2.4x
First Lien Senior Secured Debt / Adj. EBITDA	0.4x	3.0x	3.0x
Total Senior Secured Debt / Adj. EBITDA	0.4x	3.0x	3.0x
Total OpCo Debt / Adj. EBITDA	1.3x	4.0x	4.0x
Total Debt / Adj. EBITDA	1.3x	4.0x	4.0x
Total Debt / (Adj. EBITDA - Capex)	1.7x	5.1x	5.1x

14

PRELIMINARY DRAFT – HIGHLY CONFIDENTIAL

Goldman

Sachs

Preliminary LBO Returns Analysis

4.0x PF Leverage – Illustrative for Current Credit Markets

IRR Sensitivity to Offer Price and Forward Exit Multiple

Street Case

Implied Forward P/E Mult.

12.1 x

14.3 x

16.5 x

18.7 x

21.0 x

LTM EBITDA Mult.

% Premium

Exit LTM EBITDA

Multiple

Offer Price

7.3 x 7.6 x 7.9 x 8.2 x 8.5 x

20.0% 25.0% 30.0% 35.0% 40.0%

$ 34.51 $ 35.95 $ 37.39 $ 38.83 $ 40.26

6.0 x 11.0% 9.4% 8.0% 6.7% 5.4%

7.0 x 14.8% 13.2% 11.7% 10.3% 9.1%

8.0 x 18.1% 16.5% 15.0% 13.6% 12.2%

9.0 x 21.2% 19.5% 17.9% 16.5% 15.1%

10.0 x 23.9% 22.2% 20.6% 19.1% 17.7%

Management Case

Implied Forward P/E Mult.

9.9 x

11.7 x

13.4 x

15.1 x

16.8 x

Exit LTM EBITDA

Multiple

LTM EBITDA Mult.

% Premium

Year 5 IRR

Offer Price

7.4 x 7.7 x 8.0 x 8.3 x 8.6 x

20.0% 25.0% 30.0% 35.0% 40.0%

$ 34.51 $ 35.95 $ 37.39 $ 38.83 $ 40.26

6.0 x 14.8% 13.3% 11.8% 10.5% 9.2%

7.0 x 18.6% 16.9% 15.4% 14.0% 12.7%

8.0 x 21.9% 20.2% 18.7% 17.2% 15.9%

9.0 x 24.9% 23.2% 21.6% 20.1% 18.7%

10.0 x 27.6% 25.8% 24.2% 22.7% 21.3%

Management with Consumer Case

Implied Forward P/E Mult.

9.5 x

11.2 x

12.8 x

14.4 x

16.0 x

Exit LTM EBITDA

Multiple

LTM EBITDA Mult.

% Premium

Year 5 IRR

Offer Price

7.5 x 7.8 x 8.1 x 8.4 x 8.7 x

20.0% 25.0% 30.0% 35.0% 40.0%

$ 34.51 $ 35.95 $ 37.39 $ 38.83 $ 40.26

6.0 x 15.9% 14.3% 12.8% 11.5% 10.2%

7.0 x 19.6% 18.0% 16.5% 15.0% 13.7%

8.0 x 22.9% 21.2% 19.7% 18.2% 16.9%

9.0 x 25.9% 24.2% 22.6% 21.1% 19.7%

10.0 x 28.6% 26.9% 25.2% 23.7% 22.3%

Note: Assumes 4.0x leverage of LTM EBITDA; 3.0x Bank Debt at L+250bps and 1.0x Subordinated Notes at L+475bps. Illustrative purchase price of $37.39 (30% premium to $28.76 share price on 8-Oct-07). Assumes LIBOR of 5.24%; $150mm cash balance; IRR returns to equity holders shown after 5% equity allocated to employees.

PRELIMINARY DRAFT – HIGHLY CONFIDENTIAL

Goldman Sachs

Pro Forma Capitalization – 6.0x 2007 EBITDA Leverage

Illustrative Multiples at $37.39 Per Share Purchase Price (30% Premium to Market)

($ in millions)

	Getty LBO Dec-07	Adjustments	Pro Forma Dec-07	% of Cap	x2007PF Adj. EBITDA	Expected Rating	Illustrative Pricing
Cash and Cash Equivalents	$289	($139)	$150				
Revolving Credit Facility	$120	($120)	$0	0.0%	0.0x		
New First Lien Term Loan	0	1,030	1,030	40.1%	3.5x	BB+/BB	L + 362.5
First Lien Senior Secured Debt	$120		$1,030	40.1%	3.5x		
Second Lien Debt	0	0	0	0.0%	3.5x		
Senior Secured Debt	$120		$1,030	40.1%	3.5x		
Senior Notes	0	736	736	28.7%	6.0x	B-/CCC+	12.1%
Extant Convert	265	(265)	0	0.0%	6.0x		
Other Debt	0	0	0	0.0%	6.0x		
Total OpCo Debt	$385		$1,766	68.8%	6.0x		
Total Debt	385		1,766	68.8%	6.0x		
New / Rollover Equity	0	802	802	31.2%	8.7x		
Total Capitalization	$385		$2,568	100.0%	8.7x		

	Getty	PF EBITDA	PF. Adj. EBITDA
LTM Adj. EBITDA	$294.3	$294.3	$294.3
LTM Capex (ex - Acquisitions)	62.5	62.5	62.5
LTM PF Interest Expense	5.7	180.4	180.4
EBITDA / Interest Expense	51.2x	1.6x	1.6x
(EBITDA - Capex) / Interest Expense	40.3x	1.3x	1.3x
First Lien Senior Secured Debt / Adj. EBITDA	0.4x	3.5x	3.5x
Total Senior Secured Debt / Adj. EBITDA	0.4x	3.5x	3.5x
Total OpCo Debt / Adj. EBITDA	1.3x	6.0x	6.0x
Total Debt / Adj. EBITDA	1.3x	6.0x	6.0x
Total Debt / (Adj. EBITDA - Capex)	1.7x	7.6x	7.6x

16

PRELIMINARY DRAFT – HIGHLY CONFIDENTIAL

Goldman

Sachs

Preliminary LBO Returns Analysis

6.0x PF Leverage – Illustrative for Current Credit Markets

IRR Sensitivity to Offer Price and Forward Exit Multiple

Implied Forward P/E Mult.

11.1 x

14.6 x

18.1 x

21.6 x

25.1 x

LTM EBITDA Mult.

% Premium

Exit LTM EBITDA

Multiple

Street Case

Year 5 IRR

Offer Price

7.3 x 7.6 x 7.9 x 8.2 x 8.5 x

20.0% 25.0% 30.0% 35.0% 40.0%

$ 34.51 $ 35.95 $ 37.39 $ 38.83 $ 40.26

6.0 x 13.6% 10.7% 8.2% 5.9% 4.0%

7.0 x 20.0% 16.9% 14.2% 11.9% 9.8%

8.0 x 25.3% 22.0% 19.2% 16.8% 14.6%

9.0 x 29.7% 26.4% 23.5% 21.0% 18.7%

10.0 x 33.7% 30.2% 27.3% 24.6% 22.3%

Management Case

Implied Forward P/E Mult.

8.6 x

10.8 x

13.1 x

15.3 x

17.5 x

LTM EBITDA Mult.

% Premium

Exit LTM EBITDA

Multiple

Year 5 IRR

Offer Price

7.4 x 7.7 x 8.0 x 8.3 x 8.6 x

20.0% 25.0% 30.0% 35.0% 40.0%

$ 34.51 $ 35.95 $ 37.39 $ 38.83 $ 40.26

6.0 x 19.9% 16.9% 14.4% 12.1% 10.0%

7.0 x 25.6% 22.5% 19.8% 17.4% 15.3%

8.0 x 30.4% 27.2% 24.4% 21.9% 19.7%

9.0 x 34.6% 31.3% 28.4% 25.8% 23.5%

10.0 x 38.3% 34.9% 31.9% 29.3% 26.9%

Management with Consumer Case

Implied Forward P/E Mult.

8.2 x

10.2 x

12.3 x

14.3 x

16.4 x

LTM EBITDA Mult.

% Premium

Exit LTM EBITDA

Multiple

Year 5 IRR

Offer Price

7.5 x 7.8 x 8.1 x 8.4 x 8.7 x

20.0% 25.0% 30.0% 35.0% 40.0%

$ 34.51 $ 35.95 $ 37.39 $ 38.83 $ 40.26

6.0 x 21.5% 18.5% 15.9% 13.6% 11.5%

7.0 x 27.1% 23.9% 21.2% 18.8% 16.6%

8.0 x 31.8% 28.6% 25.7% 23.2% 21.0%

9.0 x 35.9% 32.6% 29.7% 27.1% 24.8%

10.0 x 39.6% 36.2% 33.2% 30.5% 28.2%

Note: Assumes 6.0x leverage of LTM EBITDA; 3.5x Bank Debt at L+363bps and 2.5x Subordinated Notes at L+688bps. Illustrative purchase price of $37.39 (30% premium to $28.76 share price on 8-Oct-07). Assumes LIBOR of 5.24%; $150mm cash balance; IRR returns to equity holders shown after 5% equity allocated to employees.

PRELIMINARY DRAFT – HIGHLY CONFIDENTIAL

Goldman

Sachs

VI. Initial Process Considerations

PRELIMINARY DRAFT – HIGHLY CONFIDENTIAL

Goldman

Sachs

Sample of Potentially Interested Financial Sponsors

Firms Agreed on In Last Discussion

Sponsor B

H&F

Firms to Discuss

Sponsor G

Sponsor C

Sponsor A

PRELIMINARY DRAFT – HIGHLY CONFIDENTIAL

Goldman

Sachs

Appendix A: Miscellaneous Additional Materials

PRELIMINARY DRAFT – HIGHLY CONFIDENTIAL

Goldman

Sachs

Illustrative Discounted Cash Flow Analysis

Multiple of Terminal LTM EBITDA Method – Financial Plan Sensitivities

($ per share)

Street Case

Incr. FY08E - FY12E

Operating Margin

Incremental FY08E-FY12E Annual Revenue Growth

-4.0% -2.0% 0.0% 2.0% 4.0%

-4.0% $ 31.47 $ 33.43 $ 35.54 $ 37.80 $ 40.23

-2.0% 33.58 35.73 38.04 40.52 43.18

0.0% 35.69 38.03 40.54 43.24 46.13

2.0% 37.81 40.33 43.04 45.95 49.08

4.0% 39.92 42.63 45.54 48.67 52.03

Implied ‘07- ‘12 Rev CAGR 1.3% 3.3% 5.3% 7.3% 9.3%

Management Case

Incr. FY08E - FY12E

Operating Margin

Incremental FY08E-FY12E Annual Revenue Growth

-4.0% -2.0% 0.0% 2.0% 4.0%

-4.0% $ 34.83 $ 37.49 $ 40.36 $ 43.44 $ 46.74

-2.0% 37.07 39.93 43.00 46.31 49.86

0.0% 39.31 42.36 45.65 49.18 52.97

2.0% 41.54 44.79 48.29 52.05 56.08

4.0% 43.78 47.22 50.93 54.92 59.20

Implied ‘07- ‘12 Rev CAGR 2.8% 4.8% 6.8% 8.8% 10.8%

Management with Consumer Case

Incr. FY08E - FY12E

Operating Margin

Incremental FY08E-FY12E Annual Revenue Growth

-4.0% -2.0% 0.0% 2.0% 4.0%

-4.0% $ 36.18 $ 38.95 $ 41.93 $ 45.13 $ 48.56

-2.0% 38.49 41.46 44.65 48.09 51.77

0.0% 40.79 43.96 47.38 51.04 54.98

2.0% 43.10 46.47 50.10 54.00 58.18

4.0% 45.40 48.98 52.82 56.95 61.39

Implied ‘07- ‘12 Rev CAGR 3.5% 5.5% 7.5% 9.5% 11.5%

Source: Management guidance and Wall Street research dated 6-Aug-07 for 2007-2009, illustrative thereafter.

Note: LTM EBITDA as of 2012E. Assumes discount rate of 11.5% based on risk free rate of 4.64% (10 year Treasury as of 8-Oct-2007), risk premium of 5.16% (Ibbotson) and beta of 1.65 (Barra predicted beta), cost of debt of 6.49% and current capitalization

PRELIMINARY DRAFT – HIGHLY CONFIDENTIAL

Goldman Sachs

Illustrative Discounted Cash Flow Analysis

Cash Flow Projections

Street Case

	2007P	2008E	2009E	2010E	2011E	2012E	'07E -'12E CAGR	'08E -'12E CAGR
Revenue	$ 856.2	$ 893.5	$ 947.2	$ 995.5	$ 1,048.6	$ 1,107.1	5.3%	5.5%
Base growth rate		4.4%	6.0%	5.1%	5.3%	5.6%		
Gross Profit	$ 623.3	$ 645.2	$ 683.5	$ 717.8	$ 755.5	$ 796.8		
Gross Margin %	72.8%	72.2%	72.2%	72.1%	72.0%	72.0%		
EBIT	$ 204.3	$ 215.8	$ 232.9	$ 249.6	$ 262.4	$ 276.6	6.2%	6.4%
EBIT Margin %	23.9%	24.2%	24.6%	25.1%	25.0%	25.0%		
Growth %	-9.5%	5.6%	7.9%	7.1%	5.2%	5.4%		
D&A (including SBC)	$ 89.9	$ 100.0	$ 104.0	$ 104.0	$ 109.3	$ 115.1		
EBITDA	$ 294.3	$ 315.8	$ 336.9	$ 353.6	$ 371.8	$ 391.7	5.9%	5.5%
EBITDA Margin %	34.4%	35.3%	35.6%	35.5%	35.5%	35.4%		
Growth %	-6.2%	7.3%	6.7%	4.9%	5.1%	5.4%		
Taxes	$ 74.4	$ 77.7	$ 81.5	$ 87.3	$ 91.9	$ 96.8		
Tax rate	36.4%	36.0%	35.0%	35.0%	35.0%	35.0%		
Change in OWC	$(31.7)	$ 7.5	$ 3.9	$(0.2)	$(0.3)	$(0.3)		
OWC as percent revenue	-1.9%	-1.0%	-0.5%	-0.5%	-0.5%	-0.5%		
Capex (excluding Acquisitions)	$ 62.5	$ 65.0	$ 65.0	$ 65.0	$ 65.0	$ 65.0		
Unlevered free cash flow	$189.1	$165.6	$186.5	$201.4	$215.2	$230.2	4.0%	8.6%
Growth %	28.9%	-12.4%	12.6%	8.0%	6.8%	7.0%		
Net Income	$132.9	$137.8	$150.4	$173.2	$188.8	$205.7	9.1%	10.5%
Growth %	-12.3%	3.7%	9.1%	15.2%	9.0%	9.0%		

Source: Wall Street research dated 20-Sept-07 for 2007-2009, illustrative thereafter based on extrapolation.

22

PRELIMINARY DRAFT – HIGHLY CONFIDENTIAL

Goldman

Sachs

Illustrative Discounted Cash Flow Analysis

Cash Flow Projections

Management Case

‘07E - ‘12E ‘08E - ‘12E

2007P 2008E 2009E 2010E 2011E 2012E CAGR CAGR

Revenue $ 855.5 $ 900.6 $ 956.7 $ 1,024.4 $ 1,099.0 $ 1,187.3 6.8% 7.2%

Base growth rate 5.3% 6.2% 7.1% 7.3% 8.0%

Gross Profit $ 627.0 $ 651.7 $ 687.6 $ 732.6 $ 782.6 $ 842.7

Gross Margin % 73.3% 72.4% 71.9% 71.5% 71.2% 71.0%

EBIT $ 198.9 $ 212.5 $ 240.4 $ 281.5 $ 320.1 $ 373.2 13.4% 15.1%

EBIT Margin % 23.2% 23.6% 25.1% 27.5% 29.1% 31.4%

Growth % -11.9% 6.9% 13.1% 17.1% 13.7% 16.6%

D&A (including SBC) $ 96.6 $ 101.7 $ 96.6 $ 84.7 $ 82.4 $ 72.4

EBITDA $ 295.5 $ 314.2 $ 337.0 $ 366.2 $ 402.5 $ 445.5 8.6% 9.1%

EBITDA Margin % 34.5% 34.9% 35.2% 35.7% 36.6% 37.5%

Growth % -5.8% 6.3% 7.3% 8.6% 9.9% 10.7%

Taxes $ 72.5 $ 78.8 $ 88.1 $ 99.3 $ 113.2 $ 131.7

Tax rate 36.4% 37.1% 36.6% 35.3% 35.4% 35.3%

Change in OWC $ 8.2 $ 1.1 $(7.4) $(8.2) $(9.5) $(10.4)

OWC as percent revenue 1.0% 1.0% 0.2% -0.6% -1.4% -2.2%

Capex (excluding Acquisitions) $ 64.0 $ 60.1 $ 60.5 $ 59.6 $ 60.3 $ 61.0

Unlevered free cash flow $ 150.9 $ 174.2 $ 195.8 $ 215.4 $ 238.4 $ 263.3 11.8% 10.9%

Growth % -9.8% 15.4% 12.4% 10.0% 10.7% 10.4%

Net Income $ 128.1 $ 135.4 $ 159.9 $ 196.7 $ 229.3 $ 272.9 16.3% 19.1%

Growth % -15.5% 5.7% 18.1% 23.0% 16.6% 19.0%

Source: Management projections.

PRELIMINARY DRAFT – HIGHLY CONFIDENTIAL

Goldman Sachs

Illustrative Discounted Cash Flow Analysis

Cash Flow Projections

Management with Consumer Case

	2007P	2008E	2009E	2010E	2011E	2012E	'07E -'12E CAGR	'08E -'12E CAGR
Revenue	$ 855.5	$ 903.1	$ 963.4	$ 1,038.7	$ 1,122.9	$ 1,229.1	7.5%	8.0%
Base growth rate		*5.6%*	*6.7%*	*7.8%*	*8.1%*	*9.5%*		
Gross Profit	$ 627.0	$ 653.5	$ 692.1	$ 741.6	$ 797.4	$ 868.9		
Gross Margin %	*73.3%*	*72.4%*	*71.8%*	*71.4%*	*71.0%*	*70.7%*		
EBIT	$ 198.1	$ 211.4	$ 240.7	$ 284.7	$ 326.5	$ 388.8	14.4%	16.5%
EBIT Margin %	*23.2%*	*23.4%*	*25.0%*	*27.4%*	*29.1%*	*31.6%*		
Growth %	*-12.2%*	*6.7%*	*13.9%*	*18.3%*	*14.7%*	*19.1%*		
D&A (including SBC)	$ 96.7	$ 102.3	$ 96.9	$ 85.2	$ 83.1	$ 73.6		
EBITDA	$ 294.9	$ 313.7	$ 337.6	$ 369.9	$ 409.6	$ 462.4	9.4%	10.2%
EBITDA Margin %	*34.5%*	*34.7%*	*35.0%*	*35.6%*	*36.5%*	*37.6%*		
Growth %	-6.0%	6.4%	7.6%	9.6%	10.7%	12.9%		
Taxes	$ 72.2	$ 78.3	$ 88.2	$ 100.4	$ 115.5	$ 137.2		
Tax rate	36.4%	37.1%	36.6%	35.3%	35.4%	35.3%		
Change in OWC	$ 8.6	$ 1.4	$(8.2)	$(10.1)	$(11.6)	$(16.4)		
OWC as percent revenue	*1.0%*	*1.1%*	*0.2%*	*-0.8%*	*-1.8%*	*-3.0%*		
Capex (excluding Acquisitions)	$ 64.0	$ 60.1	$ 60.5	$ 59.6	$ 60.3	$ 61.0		
Unlevered free cash flow	$150.1	$173.8	$197.1	$220.0	$245.3	$280.7	13.3%	12.7%
Growth %	*-10.3%*	*15.8%*	*13.4%*	*11.6%*	*11.5%*	*14.4%*		
Net Income	$127.6	$134.7	$160.0	$198.7	$233.4	$283.0	17.3%	20.4%
Growth %	*-15.8%*	*5.5%*	*18.8%*	*24.2%*	*17.4%*	*21.3%*		

Source: Management projections.

24

PRELIMINARY DRAFT – HIGHLY CONFIDENTIAL

Goldman

Sachs

Illustrative LBO Credit Statistics - Management Case

4.0x PF Leverage – Illustrative for Current Credit Markets

($ in millions)

2004 2005 2006 2007F 2008E 2009E 2010E 2011E 2012E

Total Revenue $ 622.4 $ 733.7 $ 806.6 $ 855.5 $ 900.6 $ 956.7 $ 1,024.4 $ 1,099.0 $ 1,187.3

Revenue growth 17.9% 9.9% 6.1% 5.3% 6.2% 7.1% 7.3% 8.0%

Expected Cost Savings $ 0.0 $ 0.0 $ 0.0 $ 0.0 $ 0.0 $ 0.0 $ 0.0 $ 0.0 $ 0.0

Pro Forma Cost Savings 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0

Pro Forma Adjusted EBITDA $ 225.9 $ 284.0 $ 313.7 $ 295.5 $ 314.2 $ 337.0 $ 366.2 $ 402.5 $ 445.5

EBITDA margin 36.3% 38.7% 38.9% 34.5% 34.9% 35.2% 35.7% 36.6% 37.5%

Free Cash Flow: Pro Forma

EBITDA $ 295.5 $ 314.2 $ 337.0 $ 366.2 $ 402.5 $ 445.5

Interest Expense 96.2 91.5 80.9 68.2 53.1 37.0

Interest Income 7.5 7.5 7.5 7.5 7.5 8.5

Cash Interest Expense, net 88.7 84.0 73.4 60.7 45.6 28.5

Cash Taxes 73.9 44.8 58.4 75.2 94.4 119.0

Capex 64.0 60.1 60.5 59.6 60.3 61.0

Increase in Working Capital 8.2 1.1(7.4)(8.2)(9.5)(10.4)

Free Cash Flow for Debt Service $ 60.8 $ 124.1 $ 152.1 $ 178.9 $ 211.6 $ 247.6

Cumulative Free Cash Flow for Debt Service $ 185.0 $ 276.2 $ 330.9 $ 390.5 $ 459.2

Capitalization and Credit Statistics:

Revolver $ 0.0 $ 0.0 $ 0.0 $ 0.0 $ 0.0 $ 0.0

First Lien Term Loan 869.2 746.6 595.7 417.9 207.1 0.0

First Lien Secured Debt $ 869.2 $ 746.6 $ 595.7 $ 417.9 $ 207.1 $ 0.0

Second Lien Debt $ 0.0 $ 0.0 $ 0.0 $ 0.0 $ 0.0 $ 0.0

Total Secured Debt $ 869.2 $ 746.6 $ 595.7 $ 417.9 $ 207.1 $ 0.0

Senior Notes $ 289.7 $ 289.7 $ 289.7 $ 289.7 $ 289.7 $ 289.7

Rollover Other Debt 0 0 0 0 0 0

Total OpCo Debt $ 1,158.9 $ 1,036.3 $ 885.4 $ 707.6 $ 496.8 $ 289.7

Total Debt 1,158.9 1,036.3 885.4 707.6 496.8 289.7

PF Adj. EBITDA / Interest Expense 3.1x 3.4x 4.2x 5.4x 7.6x 12.1x

(PF Adj. EBITDA - Capex) / Interest Expense 2.4x 2.8x 3.4x 4.5x 6.4x 10.4x

First Lien Senior Secured Debt / PF Adj. EBITDA 2.9x 2.4x 1.8x 1.1x 0.5x 0.0x

Senior Secured Debt / PF Adj. EBITDA 2.9x 2.4x 1.8x 1.1x 0.5x 0.0x

Total OpCo Debt / PF Adj. EBITDA 3.9x 3.3x 2.6x 1.9x 1.2x 0.7x

Total Debt / PF Adj. EBITDA 3.9x 3.3x 2.6x 1.9x 1.2x 0.7x

Total Debt / (PF Adj. EBITDA - Capex) 5.0x 4.1x 3.2x 2.3x 1.5x 0.8x

PRELIMINARY DRAFT – HIGHLY CONFIDENTIAL

Goldman

Sachs

Illustrative LBO Credit Statistics - Management Case

6.0x Leverage – Illustrative for “Normalized” Credit Markets

($ in millions)

2004 2005 2006 2007F 2008E 2009E 2010E 2011E 2012E

Total Revenue $ 622.4 $ 733.7 $ 806.6 $ 855.5 $ 900.6 $ 956.7 $ 1,024.4 $ 1,099.0 $ 1,187.3

Revenue growth 17.9% 9.9% 6.1% 5.3% 6.2% 7.1% 7.3% 8.0%

Expected Cost Savings $ 0.0 $ 0.0 $ 0.0 $ 0.0 $ 0.0 $ 0.0 $ 0.0 $ 0.0 $ 0.0

Pro Forma Cost Savings 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0

Pro Forma Adjusted EBITDA $ 225.9 $ 284.0 $ 313.7 $ 295.5 $ 314.2 $ 337.0 $ 366.2 $ 402.5 $ 445.5

EBITDA margin 36.3% 38.7% 38.9% 34.5% 34.9% 35.2% 35.7% 36.6% 37.5%

Free Cash Flow: Pro Forma

EBITDA $ 295.5 $ 314.2 $ 337.0 $ 366.2 $ 402.5 $ 445.5

Interest Expense 177.7 174.5 167.1 157.5 145.4 130.4

Interest Income 7.5 7.5 7.5 7.5 7.5 7.5

Cash Interest Expense, net 170.2 167.0 159.6 150.0 137.9 122.9

Cash Taxes 73.9 13.6 26.4 43.3 61.3 85.2

Capex 64.0 60.1 60.5 59.6 60.3 61.0

Increase in Working Capital 8.2 1.1(7.4)(8.2)(9.5)(10.4)

Free Cash Flow for Debt Service($ 20.6) $ 72.3 $ 97.9 $ 121.5 $ 152.4 $ 186.8

Cumulative Free Cash Flow for Debt Service $ 51.7 $ 170.2 $ 219.4 $ 273.9 $ 339.2

Capitalization and Credit Statistics:

Revolver $ 0.0 $ 0.0 $ 0.0 $ 0.0 $ 0.0 $ 0.0

First Lien Term Loan 1,014.1 943.3 846.6 726.1 574.6 388.4

First Lien Secured Debt $ 1,014.1 $ 943.3 $ 846.6 $ 726.1 $ 574.6 $ 388.4

Second Lien Debt $ 0.0 $ 0.0 $ 0.0 $ 0.0 $ 0.0 $ 0.0

Total Secured Debt $ 1,014.1 $ 943.3 $ 846.6 $ 726.1 $ 574.6 $ 388.4

Senior Notes $ 724.3 $ 724.3 $ 724.3 $ 724.3 $ 724.3 $ 724.3

Rollover Other Debt 0 0 0 0 0 0

Total OpCo Debt $ 1,738.4 $ 1,667.6 $ 1,570.9 $ 1,450.5 $ 1,298.9 $ 1,112.7

Total Debt 1,738.4 1,667.6 1,570.9 1,450.5 1,298.9 1,112.7

PF Adj. EBITDA / Interest Expense 1.7x 1.8x 2.0x 2.3x 2.8x 3.4x

(PF Adj. EBITDA - Capex) / Interest Expense 1.3x 1.5x 1.7x 1.9x 2.4x 2.9x

First Lien Senior Secured Debt / PF Adj. EBITDA 3.4x 3.0x 2.5x 2.0x 1.4x 0.9x

Senior Secured Debt / PF Adj. EBITDA 3.4x 3.0x 2.5x 2.0x 1.4x 0.9x

Total OpCo Debt / PF Adj. EBITDA 5.9x 5.3x 4.7x 4.0x 3.2x 2.5x

Total Debt / PF Adj. EBITDA 5.9x 5.3x 4.7x 4.0x 3.2x 2.5x

Total Debt / (PF Adj. EBITDA - Capex) 7.5x 6.6x 5.7x 4.7x 3.8x 2.9x